    As filed with the Securities and Exchange Commission on February 7, 2000

                                                      Registration No. 333-47487
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           -------------------------

                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           -------------------------

                              JLG INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

                           -------------------------

      PENNSYLVANIA                                         25-1199382
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

                           -------------------------

                                   1 JLG DRIVE
                       MCCONNELLSBURG, PENNSYLVANIA 17233
                                 (717) 485-5161
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                           -------------------------

              THOMAS D. SINGER, VICE PRESIDENT AND GENERAL COUNSEL
                              JLG INDUSTRIES, INC.
                      1 JLG DRIVE MCCONNELLSBURG, PA 17233
                                 (717) 485-5161
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                           -------------------------

                                    COPY TO:
                              W. ANDREW JACK, ESQ.
                               COVINGTON & BURLING
                         1201 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, D.C. 20044-7566
                                 (202) 662-6000

                           -------------------------

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT WILL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                          DEREGISTRATION OF SECURITIES

The Registrant hereby amends this Registration Statement to de-register all shares of Common Stock, $.20 par value per share, of the Registrant previously registered pursuant to this Registration Statement and not issued prior to the date of this Post-Effective Amendment No. 1 to the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and the Registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of McConnellsburg, Pennsylvania, on the second day of February, 2000.


                                              JLG INDUSTRIES, INC.


                                              By: /s/ Charles H. Diller, Jr.
                                                 ------------------------------
                                                  Charles H. Diller, Jr.
                                                  Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                   Title                                       Date
---------                                   -----                                       ----

/s/ L. David Black*                                                             February 2, 2000
-------------------------
L. David Black                  Director, Chairman of the
                                Board, and Chief
                                Executive Officer (principal
                                executive officer)


/s/ Charles H. Diller, Jr.                                                      February 2, 2000
--------------------------
Charles H. Diller, Jr.          Director, Executive Vice
                                President and Chief
                                Financial Officer (principal
                                financial and principal
                                accounting officer)


/s/ George R. Kempton*                                                          February 2, 2000
--------------------------
George R. Kempton               Director


/s/ James A. Mezera*                                                            February 2, 2000
--------------------------
James A. Mezera                 Director

Signature                                   Title                                       Date
---------                                   -----                                       ----

/s/ Stephen Rabinowitz*                                                         February 2, 2000
--------------------------
Stephen Rabinowitz              Director


/s/ Thomas C. Wajnert*                                                          February 2, 2000
----------------------
Thomas C. Wajnert               Director


*/ By: /s/ Charles H. Diller, Jr.                                               February 2, 2000
      --------------------------
         (Attorney-in-fact)